                                                                    EXHIBIT 32.1


                                CERTIFICATION OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of AcuNetx, Inc. (the "Company") for the period ended September 30, 2009 (the "Report"), the undersigned hereby certifies, in his capacities as Chief Executive Officer and Acting Chief Financial Officer of the Company, respectively, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 23, 2009             By: /S/ ROBERT S. CORRIGAN
                                          --------------------------------------
                                          Robert S. Corrigan
                                          President and Chief Executive Officer
                                          (principal executive officer)


                                      By: /S/ ROBERT S. CORRIGAN
                                          --------------------------------------
                                          Robert S. Corrigan
                                          Acting Chief Financial Officer
                                          (principal financial officer)

         A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.